SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             Techne Corporation
                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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    2) Aggregate number of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:



                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  to be held
                                 October 28, 2010


    The annual meeting of shareholders (the "Annual Meeting") of Techne Corporation (the "Company") will be held at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, on Thursday, October 28, 2010, at 3:30 p.m. (Central Daylight Time), for the following purposes:

1.	To set the number of members of the Board of Directors at nine (9).

2.	To elect directors of the Company.

3.	To approve the Company's 2010 Equity Incentive Plan.

4.	To take action upon any other business that may properly come before the meeting or any adjournment thereof.

    Only shareholders of record shown on the books of the Company at the close of business on September 3, 2010 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

    This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors (the "Board of Directors" or the "Board").




                                        THOMAS E. OLAND,
                                        Chairman of the Board and President



Dated:   September 16, 2010
         Minneapolis, Minnesota





    IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                   ANNUAL MEETING TO BE HELD ON OCTOBER 28, 2010:

          The Proxy Statement and 2010 Annual Report to Shareholders are
                          available at  www.proxyvote.com

                      You may vote your proxy at www.proxyvote.com




                                 TECHNE CORPORATION

                                     __________

                                  PROXY STATEMENT
                                        for
                          Annual Meeting of Shareholders
                            To Be Held October 28, 2010
                                     __________


                                    INTRODUCTION


    Your proxy (the "Proxy") is solicited by the Board of Directors of Techne Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 28, 2010 and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. A Notice of Internet Availability of Proxy Materials was mailed to certain shareholders on or about September 14, 2010. For the remaining shareholders and shareholders who had previously requested hard copies, the Notice of Annual Meeting, Proxy Statement, 2010 Annual Report to Shareholders and proxy card are being mailed on or about September 21, 2010.

    If you are a shareholder of record, you can vote in person at the annual meeting or by Proxy. There are two ways to vote by Proxy. You can vote over the Internet at www.proxyvote.com or if you received your proxy materials by mail, you can vote by mail by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.

    The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Nominations and Governance Committee of the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal, other than election of directors, will have the same effect as votes against such proposal. If a shareholder withholds authority to vote for a particular director nominee, such withheld authority will not count as an affirmative vote for such nominee. Assuming that a quorum is present and proposal one is approved by shareholders, the nine candidates for election that receive a plurality of the vote of the shares present and entitled to vote in the affirmative will be elected. If a quorum is present and proposal one is not approved by shareholders, the eight candidates for election that receive a plurality of the vote of the shares present and entitled to vote in the affirmative will be elected. If a broker returns a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall not be deemed present at the meeting for purposes of determining a quorum and shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. You may revoke your Proxy by sending a written statement to that effect to the Corporate Secretary of the Company, submitting a properly signed proxy card with a later date, or filing a notice of termination of your Proxy and voting in person at the Annual Meeting. If you need directions to the Annual Meeting, please contact the Company at 612-379-8854. The mailing address of the Company's principal executive office is 614 McKinley Place N.E., Minneapolis, MN 55413.


                                   1



                   OUTSTANDING SHARES AND VOTING RIGHTS


    The Board of Directors of the Company has fixed September 3, 2010 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 3, 2010, 37,043,775 shares of the Company's common stock (the "Common Stock") were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.



                         PRINCIPAL SHAREHOLDERS


    The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of September 3, 2010:

                                      Amount and Nature of        Percent
Name and Address of Beneficial Owner  Shares Beneficially Owned   of Class
------------------------------------  -------------------------   ----------
Morgan Stanley                              4,698,770 (1)            12.7%
1585 Broadway
New York, NY  10036

BlackRock, Inc.                             2,034,188 (2)             5.5%
40 East 52nd Street
New York, NY  10022

--------------
(1) Morgan Stanley reported its beneficial ownership on a Schedule 13G/A filed with the SEC on February 12, 2010. The filing indicates that as of December 31, 2009, Morgan Stanley had sole voting power over 4,518,086 shares, shared voting power over no shares, sole dispositive power over 4,698,770 shares, and shared dispositive power over no shares.

(2) BlackRock, Inc. reported its beneficial ownership on a Schedule 13G filed with the SEC on January 29, 2010. The filing indicates that as of December 31, 2009, BlackRock, Inc. had sole voting power over 2,034,188 shares, shared voting power over no shares, sole dispositive power over 2,034,188 shares, and shared dispositive power over no shares.





                        MANAGEMENT SHAREHOLDINGS


    The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 3, 2010, by each executive officer of the Company named in the Summary Compensation Table, by each director and by all directors and executive officers (including the named executive officers) as a group. Shares beneficially owned by Mr. Oland constitute 4.2% of total shares outstanding. Each other individual beneficially owns less than one percent of total shares outstanding plus shares subject to options exercisable by him or her. As a group, officers and directors beneficially own 7.0% of total shares outstanding plus shares subject to options exercisable by them.


                                   2




Name of Director or                           Number of Shares
Executive Officer                             Beneficially Owned (1)
---------------------------------             -----------------------

Thomas E. Oland                                  1,547,711 (2)
Roger C. Lucas, Ph.D.                               26,456 (3)(4)(5)
Howard V. O'Connell                                180,629 (3)(4)(6)
Randolph C. Steer, M.D., Ph.D.                      15,000 (3)(4)(7)
Robert V. Baumgartner                               37,000 (3)(4)(8)
Charles A. Dinarello, M.D.                          26,500 (3)(4)(7)
Karen A. Holbrook, Ph.D.                            25,000 (3)(4)(7)
John L. Higgins                                     15,000 (3)(4)(7)
Roeland Nusse, Ph.D.                                 5,000 (3)(4)(7)
Gregory J. Melsen                                   30,645 (9)
Marcel Veronneau                                    57,491 (10)
Officers and directors as a group (11 persons)   2,587,081 (11)

-----------
(1) Unless otherwise indicated, the person listed as the beneficial owner has sole voting and sole investment power over outstanding shares. Shares beneficially owned includes shares subject to options that are currently outstanding and exercisable and options that are currently outstanding and will become exercisable within 60 days of September 3, 2010.

(2) Includes 1,181,420 shares owned directly, 91,811 shares held by the Techne Corporation and Affiliates Stock Bonus Plan (the "Stock Bonus Plan") for Mr. Oland's account, 68,556 shares held by Thomas Oland and Associates and 205,924 shares held by the Thomas Oland and Associates Profit Sharing Plan and Trust. Does not include 627,865 shares held by the Stock Bonus Plan for accounts of employees other than Mr. Oland, which are included in the group total in the above table. Including such 627,865 shares, Mr. Oland, a director of the Company, beneficially owns 2,175,576 shares or 5.9% of total shares outstanding.

(3) Does not include 719,676 shares held by the Stock Bonus Plan. All 719,676 shares held by the Stock Bonus Plan are held for the benefit of employees of the Company. No shares in the Stock Bonus Plan are held for the benefit of any outside directors of the Company. The 719,676 shares are included in the total of officers and directors as a group. The Company's Board of Directors, acting by majority vote, currently directs the Trustee, Marshall and Ilsley Trust Company, N.A. as to the voting of such shares.

(4) Does not include a stock option to purchase 5,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting pursuant to the 1998 Nonqualified Stock Option Plan if the individual is re-elected as a director of the Company. If shareholders approve Proposal No. 3, the nonqualified stock options will be granted under the 2010 Equity Incentive Plan.

(5) Includes 1,456 shares owned directly and 25,000 shares subject to stock options.

(6) Includes 127,629 shares owned by trusts and 53,000 shares subject to options held by trusts of which Mr. O'Connell is a trustee and beneficiary.

(7)  All shares subject to stock options.

(8) Includes 2,000 shares owned directly and 35,000 shares subject to stock options.

(9) Includes 542 shares held by the Stock Bonus Plan for Mr. Melsen's account and 30,103 shares subject to stock options.

(10) Includes 31,600 shares owned directly, 6,674 shares held by the Stock Bonus Plan for Mr. Veronneau's account and 19,217 shares subject to stock options.

(11) Includes 719,676 shares held by the Stock Bonus Plan as to which the Company's Board of Directors directs the voting and 248,820 shares which may be purchased pursuant to stock options.


                                     3



                          ELECTION OF DIRECTORS
                          (Proposals #1 and #2)


                            General Information

    The bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting. The Nominations and Governance Committee of the Board of Directors recommended to the Board of Directors that the number of directors be set at nine and that the individuals named in the table below be elected. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE THAT THE NUMBER OF DIRECTORS BE SET AT NINE AND THAT
THE INDIVIDUALS NAMED IN THE TABLE BELOW BE ELECTED.   Under applicable
Minnesota law and the Company's bylaws, approval of the proposal to set the number of directors at nine requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. A plurality of votes cast is required for the election of directors.

    In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his or her successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. All directors, except Dr. Nusse, were elected to the Board of Directors by the shareholders. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Nominations and Governance Committee, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

    The following table provides certain information with respect to the nominees for director.

                                            Current Position(s)
Name                            Age         with Company
-----------------------         ---         -----------------------------
Thomas E. Oland                  69         Chairman of the Board, Chief
                                            Executive Officer President,
                                            Treasurer and Director
Roger C. Lucas, Ph.D.            67         Vice Chairman and Director
Howard V. O'Connell              80         Lead Director
Randolph C. Steer, M.D., Ph.D.   60         Director
Robert V. Baumgartner            54         Director
Charles A. Dinarello, M.D.       67         Director
Karen A. Holbrook, Ph.D.         67         Director
John L. Higgins                  40         Director
Roeland Nusse, Ph.D.             60         Director

    Mr. Oland has been a Director, Chairman of the Board, Chief Executive
Officer, President and Treasurer of the Company since 1985.   Mr. Oland
received his bachelor's degree in accounting from the University of Minnesota
- Duluth. Mr. Oland joined R&D Systems, Inc. (now a wholly-owned subsidiary of the Company) as President in July 1982. From 1977 to 1982, Mr. Oland was the founder and President of Thomas Oland and Associates, a management consulting firm of which R&D Systems was a client. Previous to founding Thomas Oland and Associates, Mr. Oland worked for nine years in the Management Consulting Division of Touche Ross. Among other attributes, skills and qualifications, the Board believes Mr. Oland is qualified to serve as a Director of the Company because his thorough and extensive knowledge of the Company's operations, values and culture, as well as his deep understanding of the issues and complexities the Company faces, make Mr. Oland a valuable director with critical analytical and strategic skills.

                                      4


    Dr. Lucas, Ph.D. has been Vice Chairman and Senior Scientific Advisor to the Company's Board since 1995 and a Director since 1985. He holds a bachelor's degree in biology from St. Mary's College in Winona, Minnesota, and a Ph.D. in physiology/biochemistry from the Illinois Institute of Technology. He was a recipient of the National Institutes of Health Pre- and Post-doctoral fellowships and also served as Assistant Professor of Biochemistry at the State University of New York, Medical School. Dr. Lucas is also currently a board member of Envoy Medical Corporation, ChemoCentryx, Inc. and Discovery Genomics, Inc. Dr. Lucas joined R&D Systems in 1980 as Head of Research. In 1985 he founded the Company's Biotechnology Division. From 1985 to 1995, Dr. Lucas was Chief Scientific Officer, Executive Vice President and Secretary of the Company. Among other attributes, skills and qualifications, the Board believes Dr. Lucas is qualified to serve as a Director of the Company because of his scientific background, particularly given his experience as Chief Scientific Officer of R&D Systems, Inc., and his knowledge of the Company and its markets.

    Mr. O'Connell has served on the Company's Board since 1985 and as Lead Director since 2010. Mr. O'Connell has been a private investor since 1990. From 1969 to 1990, he served as Chairman, President and Treasurer of John G. Kinnard and Company, Incorporated, a securities broker-dealer. Among other attributes, skills and qualifications, the Board believes Mr. O'Connell is qualified to serve as a Director of the Company because of his over 40 years of management and strategic experience as a successful investor, entrepreneur and executive.

    Dr. Steer, M.D., Ph.D. has served on the Company's Board since 1990. Dr. Steer received his undergraduate degree in physiology and Ph.D. in pathobiology from the University of Minnesota and his medical degree from the Mayo Medical School. Dr. Steer has served as President and Chief Operating Officer of Capstone Therapeutics Corp. (formerly OrthoLogic Corp.), a biotechnology company, since 2006. In the past five years, Dr. Steer also served as a director of BioCryst Pharmaceuticals, Inc. and MSO Holdings, Inc. Dr. Steer was a consultant to the pharmaceutical and biotechnology industries from 1989 to 2006 where he advised companies in business development, medical
marketing and regulatory and clinical affairs.   His prior experience
includes service as Associate Director of Medical Affairs at Marion Laboratories and as Medical Director at Ciba Consumer Pharmaceuticals. Among other attributes, skills and qualifications, the Board believes Dr. Steer is qualified to serve as a Director of the Company because his medical and scientific backgrounds and his knowledge of the pharmaceutical and biotechnology industries provide valuable strategic insight.

    Mr. Baumgartner has served on the Company's Board since 2003. Mr. Baumgartner received a bachelor's degree in business administration from Notre Dame. Mr. Baumgartner has served as Chief Executive Officer and Director of the Center for Diagnostic Imaging, Inc., an operator of
diagnostic imaging centers, since 2001.   Prior to 2001, he held numerous
executive positions, including as Chief Executive Officer and Director of American Coating International, President and Chief Executive Officer of First Solar and President of the Apogee Glass Group. He began his professional career at KPMG, LLC, an international accounting firm. Mr. Baumgartner currently serves on the board of Carestream Health, Inc. Among other attributes, skills and qualifications, the Board believes Mr. Baumgartner is qualified to serve as a Director of the Company because his extensive finance and general business background provides valuable strategic management and financial oversight skills.

    Dr. Dinarello, M.D. has served on the Company's Board since 2005. Dr. Dinarello received his medical degree from Yale University and his clinical training at the Massachusetts General Hospital. Dr. Dinarello is presently Professor of Medicine and Immunology at the University of Colorado School of Medicine in Aurora, Colorado. Previously he was Professor of Medicine and Pediatrics at Tufts University School of Medicine and a staff physician at
the New England Medical Center Hospital in Boston.   In 1998, Dr. Dinarello
was elected to the United States National Academy of Sciences. Dr. Dinarello is considered one of the founding fathers of cytokine biology. For his research in the field, Dr. Dinarello has won numerous awards: the Novartis Prize in Immunology (2010), the Paul Ehrlich Prize (2010), the Bonsfils-Staton Award (2010), the Royal Swedish Academy of Sciences Crafoord Prize in Polyarthritis (2009) and the Albany Medical Center Prize in Medical and Biomedical Research (the largest U.S. prize in medicine) (2009). Dr. Dinarello has also served as Acting Chief Executive Officer of Omni Bio
Pharmaceutical, Inc. since 2009.   Among other attributes, skills and
qualifications, the Board believes Dr. Dinarello is qualified to serve as a Director of the Company because of his distinguished scientific background and his extensive experience with research organizations.

                                5

    Dr. Holbrook, Ph.D. has served on the Company's Board since 2007. Dr. Holbrook earned her bachelor's and master's degrees in zoology from the University of Wisconsin-Madison. She earned a Ph.D. in biological structure from the University of Washington School of Medicine where she pursued postdoctoral training in the Department of Medicine, Division of Dermatology. Dr. Holbrook has served as Vice President for Research and Innovation, University of South Florida, since 2007. She served as President of The Ohio State University from 2002 to 2007. Dr. Holbrook previously served as senior vice president for academic affairs and provost at The University of Georgia, as well as professor of cell biology and adjunct professor of anatomy and
cell biology and medicine at the Medical College of Georgia.   Before that,
Dr. Holbrook served at the University of Florida at Gainesville as vice president for research and dean of the Graduate School, as well as professor of anatomy and cell biology and medicine (dermatology). Her earlier academic career was spent as a professor of biological structure and medicine at the University of Washington School of Medicine where she gained a national reputation for her expertise in human fetal skin development and genetic skin disease and was a National Institutes of Health (NIH) Merit awardee. She also served as associate dean for scientific affairs. Dr. Holbrook also serves on several non-profit boards, such as the American Association for the Advancement of Science and the Association of American Medical Colleges, among many others. In the past five years, Dr. Holbrook also served as a director for Huntington Bancshares Incorporated. Among other attributes, skills and qualifications, the Board believes Dr. Holbrook is qualified to serve as a Director of the Company because her scientific background and academic leadership provide valuable executive management and strategic insight.

    Mr. Higgins has served on the Company's Board since 2009. He graduated Magna Cum Laude with a bachelor's degree from Colgate University. Mr. Higgins has been President and Chief Executive Officer of Ligand Pharmaceuticals Incorporated since January 2007 and has been a member of Ligand's Board of Directors since March 2007. From 1997 until joining Ligand, Mr. Higgins was with Connetics Corporation, a specialty pharmaceutical company, as its Chief Financial Officer, and also served as Executive Vice President, Finance and Administration and Corporate Development at Connetics from January 2002 until its acquisition by Stiefel Laboratories, Inc. in December 2006. Mr. Higgins was previously a member of the executive management team at BioCryst Pharmaceuticals, Inc., a biopharmaceutical company. Currently, he is a Director of BioCryst and serves as Chairperson of its Audit Committee. Before joining BioCryst in 1994, Mr. Higgins was a member of the healthcare banking team of Dillon, Read & Co. Inc., an investment banking firm. Mr. Higgins also serves as Chairman of CoMentis, Inc, a biopharmaceutical company, and has
served as a director of numerous public and private companies.   Among other
attributes, skills and qualifications, the Board believes Mr. Higgins is qualified to serve as a Director of the Company due to his combination of biopharmaceutical business, accounting and finance experience as well as his executive management experience, particularly with public companies.

    Dr. Nusse, Ph.D. has served on the Company's Board since May 2010. Dr. Nusse earned a bachelor's degree in biology in from the University of Amsterdam and a doctorate in molecular biology from the Netherlands Cancer Institute in 1980. He did his postdoctoral fellowship at the University of California, San Francisco. Dr. Nusse has served as Chairman of the Department of Developmental Biology at Stanford University since 2007. Dr. Nusse has been a professor or associate professor in the Department of Developmental Biology at Stanford University and an investigator at the Howard Hughes Medical Institute since 1990. He has also been the chair of the Department of Developmental Biology at Stanford since 2007. Dr. Nusse was previously at the Netherlands Cancer Institute (Amsterdam, The Netherlands) as a staff scientist and ultimately head of the Department of Molecular Biology. Dr. Nusse was elected to the United States National Academy of Sciences in April 2010. Dr. Nusse was previously named a member of the European Molecular Biology Organization in 1988, a member of the Royal Dutch Academy of Sciences in 1997 and a member of the American Academy of Arts and Sciences in 2001. Among other attributes, skills and qualifications, the Board believes Dr. Nusse is qualified to serve as a Director of the Company because his scientific research and academic background provide valuable strategic insight, including insight into the Company's customers and markets.


                                 6


               PROPOSAL NO. 3:  2010 EQUITY INCENTIVE PLAN


    The Company is asking its shareholders to approve the Company's 2010 Equity Incentive Plan (the "2010 Plan") under which 3,000,000 shares of the Company's Common Stock will be reserved for issuance. The Board has approved the 2010 Plan, subject to approval from shareholders at the Annual Meeting. Our named executive officers have an interest in this proposal.

    The Company designed the 2010 Plan to facilitate the continued use of incentive and nonqualified stock option awards, which are currently provided under separate plans, and to permit the use of other types of awards. The 2010 Plan will replace the 1997 Incentive Stock Option Plan (the "1997 Plan"), which permitted awards of incentive stock options, and the 1998 Nonqualified Stock Option Plan (the "1998 Plan"), which permitted awards of nonqualified stock options. Consequently, the 2010 Plan will permit awards of both incentive and nonqualified stock options, as well as awards of restricted stock, restricted stock units, performance shares, performance units and stock appreciation rights (collectively referred to as an "Award" or "Awards").

    The Board of Directors intends that all future options will be granted under the 2010 Plan. Therefore, if the shareholders approve the 2010 Plan, no further options will be granted under either the 1997 Plan or the 1998 Plan; however, any options outstanding under these plans will remain subject to their terms and conditions. In addition, any shares reserved for the 1997 Plan or the 1998 Plan not currently subject to outstanding options or not issued upon the exercise of such options will not be used for the grant of any future options. The 1997 Plan currently has 126,797 shares reserved for options currently outstanding and 2,322,089 shares available for grant. The 1998 Plan currently has 307,170 shares reserved for options currently
outstanding and 749,688 shares available for grant.   If the shareholders do
not approve the 2010 Plan, future stock options will continue to be granted under the 1997 Plan and the 1998 Plan.


Description of Plan

    A general description of the 2010 Plan is set forth below, but this description is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is attached as Appendix A to this proxy statement.

    Purpose. The purpose of the 2010 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company will depend to a large degree.

    Administration. The 2010 Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Any committee appointed by the Board to administer the 2010 Plan shall consist of at least two non-employee directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). Currently, the Board has appointed the Executive Compensation Committee (the "Committee") to administer the 2010 Plan.

    The 2010 Plan gives broad powers to the Administrator to administer and interpret the 2010 Plan, including the authority: (i) to establish rules for the administration of the 2010 Plan; (ii) to select the individuals to be granted Awards ("Participants"); and (iii) to prescribe the particular form and conditions of each Award granted.

    Term. Incentive stock options may be granted under the 2010 Plan for a period of 10 years from the date of adoption of the 2010 Plan by the Board. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

    Eligibility. All officers, directors, employees, consultants and advisors of the Company or any affiliate are eligible to receive Awards pursuant to the 2010 Plan. As of September 3, 2010, the Company and its subsidiaries had approximately 730 employees (of which three are named executive officers) and eight non-employee directors.

                                 7

    Shares Available. The maximum aggregate number of shares of Common Stock reserved and available for Awards to Participants is 3,000,000. If any Awards granted under the 2010 Plan expire or terminate prior to exercise or otherwise lapse, or if any Awards are settled in cash, the shares subject to such portion of the Award are available for subsequent grants of Awards. Further, shares of stock used to pay the exercise price under any Award or used to satisfy any tax withholding obligation attributable to any Award, whether withheld by the Company or tendered by the Participant, will continue to be reserved and available for Awards granted under the 2010 Plan.

    The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board upon the occurrence of a stock dividend, stock split, consolidation, or a similar event in which the Company receives no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

    Amendment. The Board may from time to time suspend or discontinue the 2010 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding Award to the material detriment of the Participant without the consent of the Participant except as authorized in the event of merger, consolidation or liquidation of the Company. Further, the 2010 Plan may not, without any required approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the 2010 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) change the designation of the class of employees eligible to receive Awards; (c) decrease the price at which options will be granted; (d) materially increase the benefits accruing to Participants under the 2010 Plan; or (e) cause incentive stock options to fail to meet the requirements of Code Section 422.


Types of Awards Available Under the Plan

    Options. Options granted under the 2010 Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or "nonqualified" stock options that do not qualify for special tax treatment of Code Section 422.

    When an option is granted under the 2010 Plan, the Administrator, in its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. However, the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, or 110% of the fair market value of the Company's Common Stock on the date of grant if granted to a 10% or greater Company shareholder. The exercise price of a nonqualified stock option also may not be less than the fair market value of the Company's Common Stock on the date of grant, unless otherwise determined by the Administrator. The closing sale price of the Company's Common Stock as reported by Nasdaq on September 3, 2010 was $60.00 per share.

    The Administrator will establish the term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise; provided, however, that the term of an incentive stock option generally may not exceed ten years from the date of grant. Moreover, the Administrator may also determine the effect that the termination of a Participant's relationship with the Company may have on the exercisability of an option. Each incentive or nonqualified stock option granted under the 2010 Plan is generally nontransferable during the lifetime of the Participant; however, a nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

    Participants may pay for shares upon exercise of options in cash, with a personal or certified check, with Common Stock of the Company valued at the stock's then fair market value, or through a broker-assisted cashless exercise.

    In no event may a Participant be granted stock options or stock appreciation rights covering in the aggregate more than 100,000 shares of Common Stock, subject to adjustment as described above; provided, however, that a share of stock subject to a stock appreciation right that is granted in tandem with an option shall count as one share against this limitation. In addition, each non-employee director will automatically be granted a nonqualified stock option to purchase 5,000 shares of Common Stock on the date of such director's election or re-election to the Board, which option will be immediately exercisable in full.


                                 8


    Restricted Stock Awards and Restricted Stock Unit Awards. The 2010 Plan also permits awards of restricted stock and restricted stock units. The Administrator will determine the number of shares covered by each restricted stock and restricted stock unit award granted under the 2010 Plan, and may also, in its discretion, establish continued employment, achievement of performance criteria, or other conditions that must be satisfied for the risks of forfeiture on restricted stock and restricted stock units to lapse. A restricted stock award or restricted stock unit award may not be transferred by a Participant until the risks of forfeiture have lapsed. Restricted stock units may be paid in cash or in shares of the Company's Common Stock, or any combination thereof, in the Administrator's discretion.

    In no event shall a Participant be granted restricted stock awards, or, to the extent payable in or measured by the value of shares of Common Stock, restricted stock unit awards during any fiscal year of the Company covering in the aggregate more than 100,000 shares of Common Stock, subject to adjustment as described above.

    Performance Share Awards and Performance Unit Awards. The Administrator is also authorized to grant performance share and performance unit awards under the 2010 Plan. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company's Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by a Participant except by will or the laws of descent and distribution. To the extent payable in or measured by the value of shares of Common Stock, in no event shall a Participant be granted performance awards during any fiscal year of the Company covering in the aggregate more than 100,000 shares of Common Stock.

    Stock Appreciation Rights. The 2010 Plan permits awards of stock appreciation rights, which may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock, or some combination thereof, having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. A stock appreciation right may not be transferred by a Participant except by will or the laws of descent and distribution. In no event shall a Participant be granted options or stock appreciation rights during any fiscal year of the Company covering in the aggregate more than 100,000 shares of Common Stock, subject to adjustment as provided above; provided, however, that a share of stock subject to stock appreciation right that is granted in tandem with an option shall count as one share against this limitation.


Federal Income Tax Consequences of the Plan

    Options. Nonqualified stock options granted under the 2010 Plan are not intended to and do not qualify for favorable tax treatment available to incentive stock options under Code Section 422. Generally, no income is taxable to the Participant (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the Participant generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

                                   9


    Incentive stock options granted under the 2010 Plan are intended to qualify for favorable tax treatment to the Participant under Code Section
422. Under Code Section 422, no taxable income is reportable by the Participant when the incentive stock option is granted. Moreover, if the Participant has been an employee of the Company at all times from the date of grant until three months before the exercise date, the Participant generally will recognize no taxable income when the incentive stock option is exercised. The alternative minimum tax may be applicable in the year of exercise, however, depending upon the Participant's individual circumstances. If the Participant does not dispose of shares acquired upon exercise for a period of two years from the grant date and one year after the exercise date, the Participant will report any gain upon sale of the shares as capital gain. However, if the Participant disposes of the shares prior to expiration of the two- or one-year holding periods described above, the Participant will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of the difference between the fair market value of the Company's Common Stock on the date of exercise (or the sale price, if less) and the exercise price of the shares.

    The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option, but may be entitled to an income tax deduction in an amount equal to the ordinary income recognized by the Participant in the event of an early sale of shares.

    Restricted Stock Awards. Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a "Section 83(b) Election," the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

    Restricted Stock Unit Awards. A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or cash received in the year that the restricted stock units vest. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

    Performance Share and Performance Unit Awards. A Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the Participant receives payment. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

    Stock Appreciation Rights. Generally, a Participant will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. Unless limited by Code Section 162(m), as discussed below, the Company generally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.


Section 162(m) of the Code

    Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the Company's three other most highly compensated executive officers (excluding the Chief Financial Officer). Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 for performance-based compensation if the conditions of Section 162(m) are met. These conditions include (i) obtaining shareholder approval of the Plan; (ii) placing limits on the size of Awards an individual can receive; and (iii) establishing performance criteria that must be met before the Award will vest or be paid. The Plan has been designed to permit the Plan Administrator to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

                                 10


    For purposes of the 2010 Plan, the performance criteria that must be met before an Award will vest or be paid may be any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee: (i) revenue,
(ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share. The performance goal applicable to an Award will be selected by the Committee and established not later than 90 days after the commencement of the period of service to which the performance goal relates, and while the outcome is substantially uncertain; provided, however, that no performance goal shall be established after 25% of the period of service has elapsed. The Committee shall certify the extent to which any performance goal has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any Award that is intended to satisfy the requirements of Code
Section 162(m). In determining the amounts earned by a Participant pursuant to such an Award, the Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

    By approving the 2010 Plan, shareholders will be approving, among other things, the eligibility requirements for participation by employees in the 2010 Plan; the performance criteria on which specific goals applicable to certain Awards would be based; and the limits on the number of shares which may be awarded to Participants under the 2010 Plan.


Awards to be Granted

    Awards under the 2010 Plan are subject to the Administrator's discretion, and, therefore, future grants of Awards and the number of Awards that a Participant may receive cannot be determined at this time. As of September 3, 2010, no Awards have been granted under the 2010 Plan.


Vote Required

    Approval of the 2010 Plan requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The effect of an abstention is the same as that of a vote against the proposal. Unless you indicate otherwise, your proxy will vote "FOR" the proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                  11



                         CORPORATE GOVERNANCE


Code of Ethics and Business Conduct and Financial Fraud Hotline

    The Company has adopted a Code of Ethics and Business Conduct, which is applicable to all directors, officers and employees of the Company. A copy is available for review at the Company's website, www.techne-corp.com. The Company sponsors a financial fraud hotline that is available to all employees, is operated on a confidential basis by a third party, and is supervised with full powers of investigation by the Audit Committee of the Board of Directors.


Board Independence

    The Board has determined that all of the Company's non-employee directors are "independent" as such term is defined in applicable law and regulations of the Securities and Exchange Commission and Nasdaq. Mr. Oland is not independent based on his service as the Company's Chief Executive Officer and
President.   In making its independence determinations, the Board reviewed transactions and relationships between the director, or any member of his or her immediate family, and the Company and its subsidiaries based on information provided by the director, Company records and publicly available information.


Board Leadership Structure

    Currently, the Company's Chief Executive Officer, Mr. Oland, also serves as Chairman of the Board of Directors. The Company's Board has determined that this structure is the most effective leadership structure for the Company. The Board believes that Mr. Oland is the director best situated to identify strategic opportunities for the Company and to focus the activities of the Board due to his full-time commitment to the business and his long tenure with the Company. The Board also believes that Mr. Oland's dual roles as Chairman of the Board and Chief Executive Officer promotes effective execution of the Company's business strategy and facilitates information flow between management and the Board. The Board has determined that maintaining the independence of a majority of directors helps maintain the Board's independent oversight of management and ensures that the appropriate level of independence is applied to all Board decisions. In addition, The Audit, Executive Compensation and Nominations and Governance Committees each consist entirely of independent directors.

    In July 2010, the Board appointed Mr. Howard O'Connell to be the Lead Director. Mr. O'Connell has been a member of the Board since 1985. His duties and responsibilities are determined by the Nominations and Governance Committee of the Board, and include, but are not limited to, presiding at executive sessions of the Board and working with the Chairman to set Board agendas.


Risk Oversight

    Risk is an integral part of Board and committee deliberations throughout the year. The Company's Board administers its risk oversight function directly and through its committees. The Audit Committee has oversight responsibility with respect to the Company's financial risk assessment and financial risk management. The Audit Committee meets regularly with management and the Company's independent auditors to review the Company's risk exposures, the potential financial impact those risks may have on the Company, the steps management takes to address those risks, and how management monitors emerging risks. With respect to the Company's compensation plans and programs, the Executive Compensation Committee structures such plans and programs to balance risk and reward, while mitigating the incentive for excessive risk taking by the Company's officers and employees. The Executive Compensation Committee has concluded that the Company's compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Nominations and Governance Committee oversees the management of risks associated with the composition and independence of the Company's Board. The full Board has oversight responsibility for all other risks, such as strategic, technology and operational risks,

                                 12


Directors' Meetings and Committees

    The Board has scheduled meetings each quarter prior to the Company's quarterly earnings release and may from time-to-time hold additional meetings. During fiscal 2010, the Board held four meetings. While a director during fiscal 2010, each director attended 75% or more of the total number of meetings of the Board and of Committees of which he or she was a member. Executive sessions of independent directors, meetings of outside directors without any member of management present, are held in conjunction with regularly scheduled meetings of the Board. It is the policy of the Company that all directors should attend the Company's annual meeting of shareholders. All then incumbent members did attend the annual meeting in 2009.

    The Company's Board of Directors has three standing Committees, the Audit Committee, the Executive Compensation Committee and the Nominations and Governance Committee. All members of all Committees are "independent" as such term is defined in applicable law and regulations of the Securities and Exchange Commission and Nasdaq. In addition all members of the Audit Committee meet the additional independence standards applicable to its members. The Company also has a Scientific Subcommittee which was formed to advise the Board regarding research strategies, the scientific merit of technology or products involved in licensing and acquisition opportunities and emerging science and technology issues, as well as meet with and mentor key scientific employees. Members of the Scientific Subcommittee are Dr. Dinarello (Chair) and Drs. Steer, Holbrook and Nusse.

    The Audit Committee, whose members are Mr. Baumgartner (Chair), Mr. O'Connell, Dr. Steer, Mr. Higgins and Mr. Herbert (through October 2009), operates under a written charter established by the Company's Board of Directors. A copy of the charter is available for review at the Company's website, www.techne-corp.com. The Audit Committee is responsible for the appointment and supervision of the Company's independent registered public accounting firm and for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and the results of the annual audit. The Audit Committee also pre-approves all related party transactions, establishes and oversees the implementation of the Company's cash investment policy and monitors the Company's financial fraud hotline. The Board of Directors has determined that for fiscal 2010 all Audit Committee members are "audit committee financial experts" as such term is defined in Section 407 of the Sarbanes-Oxley Act, and all such members are "independent" under applicable law and regulations of the SEC and Nasdaq.
The Audit Committee met six times during fiscal 2010. The Committee's report is included in this Proxy Statement.

    The Executive Compensation Committee, whose members are Dr. Steer (Chair), Mr. O'Connell, Mr. Baumgartner, Mr. Higgins and Mr. Herbert (through October 2009), determines compensation for executive officers of the Company. The Committee operates under a written charter. A copy of the charter is available for review at the Company's website, www.techne-corp.com. The Executive Compensation Committee establishes both overall policies for executive compensation and reviews the performance of the executive officers. The Committee works with Mr. Oland, the Chief Executive Officer of the Company, to establish performance goals for the other executive officers and, acting independently, establishes the performance goals for Mr. Oland. The Committee determines the annual base compensation of all officers and awards bonuses, both cash and equity, to all officers based on performance. The Committee met four times during fiscal 2010. The Committee's report is included in this Proxy Statement.

    The Nominations and Governance Committee, chaired by Dr. Holbrook, is composed of all "independent" directors, currently all directors except Mr. Oland. The Committee operates under a written charter. A copy of the charter is available for review at the Company's website, www.techne-corp.com. The functions of the Committee are to recruit well-qualified candidates for the Board, select persons to be proposed in the Company's proxy statement for election as directors at annual meetings of shareholders, and establish governance standards and procedures to support and enhance the performance and accountability of management and the Board. The Nominations and Governance Committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominations and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current members of the Board of Directors, professional search firms, shareholders or other persons and may be considered at any point during the year. Dr. Nusse, who was appointed to the Board in May 2010, was someone whom the Board was familiar with through Dr. Nusse's scientific reputation prior to his consideration by the Nominations and Governance Committee.

                              13


    The Nominations and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates for the Board are considered and selected on the basis of outstanding achievement in their professional careers, experience, wisdom, personal and professional integrity, their ability to make independent, analytical inquiries, and their understanding of the business environment. Candidates must have the experience and skills necessary to understand the principal operational and functional objectives and plans of the Company, the results of operations and financial condition of the Company, and the position of the Company in its industry. Candidates must have a perspective that will enhance the Board's strategic discussions and be capable of and committed to devoting adequate time to Board duties. While the Company does not have a formal diversity policy for board membership, the Company seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board of Directors' deliberations and decisions. The Nominations and Governance Committee considers, among other factors, diversity with respect to perspectives, backgrounds, skills and experience in its evaluation of candidates for board membership. Such diversity considerations are discussed by the Committee in connection with the general qualifications of each potential nominee. The Committee will consider all nominees for director recommended by shareholders of the Company, applying the same criteria as is used for nominees recommended by other sources. Recommendations may be sent to the Committee at the Company's address: 614 McKinley Place N.E., Minneapolis, MN 55413. The Committee met once during fiscal 2010.

    The Committee, meeting as part of the July 2010 Board meeting, has recommended to shareholders the re-election of the incumbent directors of the Company.


Compensation Committee Interlocks and Insider Participation

    None of the members of the Executive Compensation Committee was an officer or employee of the Company during fiscal 2010, or was formerly an officer of the Company. None of the members of the Executive Compensation Committee had any relationship requiring disclosure as a related party transaction. No executive officer of the Company during fiscal 2010, served on the Compensation Committee or the board of any company that employed any member of the Company's Executive Compensation Committee or Board of Directors.


Related Party Transactions

    In accordance with the Audit Committee Charter, the Audit Committee reviews and approves all related party transactions involving our directors and executive officers or their immediate family members to determine whether such transactions meet applicable legal requirements and are appropriately disclosed in the Proxy. In the course of its review and approval of a related party transaction, the Committee considers the material terms of the transaction, the importance of the transaction to the related person, the importance of the transaction to the Company, whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and any other matters the Committee deems appropriate.

    During fiscal 2010, Mr. Oland's daughter, Paige Jensen, Ph.D., J.D., served as the Company's Associate General Counsel. Dr. Jensen was originally hired by the Company after approval by the Executive Compensation Committee. Dr. Jensen's base salary for fiscal 2010 was $117,000. The Company also provided medical and other benefits generally available to all Company employees. During fiscal 2010, Dr. Jensen exercised stock options approved and granted by the Executive Compensation Committee in fiscal 2005. Dr. Jensen sold the shares exercised at a net gain of approximately $58,000. Dr. Jensen is not an executive officer of the Company.


Shareholder Communications with Directors

    Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company at 614 McKinley Place N.E., Minneapolis, MN 55413, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for non-management directors, or for a particular director. Unless other distribution is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.

                              14


Compensation of Directors

    Directors who are not employees of the Company were compensated for the year ended June 30, 2010 as follows:



                                    Fees Earned
                                    or Paid in       Option
                                    Cash (1)         Awards (2)    Total
                                    -----------      ---------    --------

Roger C. Lucas, Ph.D.                 $25,000         $99,500     $124,500
Howard V. O'Connell                    27,000          99,500      126,500
Randolph C. Steer, M.D., Ph.D.         27,000          99,500      126,500
Robert V. Baumgartner                  27,000          99,500      126,500
Charles A. Dinarello, M.D.             25,000          99,500      124,500
Karen A. Holbrook, Ph.D.               25,000          99,500      124,500
John L. Higgins                        27,000          99,500      126,500
G. Arthur Herbert (3)                   8,333               0        8,333
Roeland Nusse, Ph.D. (4)                2,100         178,100      180,200

------------
(1) Amounts consist of the annual retainer and meeting fees for services as members of the Company's Board of Directors. For further information concerning such fees, see information following this table.

(2) Amounts represent the total fair value of equity-based compensation for stock option awards granted in fiscal 2010 calculated in accordance with the Financial Accounting Standards Board's Accounting Standards Codification
(ASC) Topic 718. Assumptions used in the calculation of these amounts are described in Note I to the Company's audited financial statements for the fiscal year ended June 30, 2010, included in the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on August 27, 2010. Pursuant to the Company's 1998 Nonqualified Stock Option Plan, each of the above directors, with the exception of Dr. Nusse, received an automatic option grant for 5,000 shares of Company Common Stock on the date of the 2009 Annual Shareholder Meeting. Dr. Nusse received options to purchase 10,000 shares of the Company's Common Stock upon his appointment to the Board in fiscal 2010 of which 5,000 vested in fiscal 2010 and 5,000 will vest in fiscal 2011. As of June 30, 2010, the following non-employee directors held options to purchase the following number of shares of the Company's Common Stock: Dr. Lucas - 35,000; Dr. Steer - 15,000; Mr. Baumgartner - 35,000; Dr. Dinarello - 26,500; Dr. Holbrook - 25,000; Mr. Higgins - 15,000; Dr. Nusse - 10,000. Family trusts, of which Mr. O'Connell is a trustee and beneficiary, held options to purchase 53,000 shares as of June 30, 2010.

(3) Mr. Herbert did not stand for re-election at the fiscal 2009 Annual Meeting and therefore his term of office as a Director of the Company expired on that date.

(4) The Company's R&D Systems, Inc. subsidiary paid Dr. Nusse $24,000 in fiscal 2010 for scientific consulting in addition to his director fees.

    Fees for non-employee directors include $25,000 per year for service on the Board and Committees of the Board. Directors are paid an additional $1,000 for each meeting of the Board other than its regularly scheduled quarterly meetings and for each meeting of a Committee on which the director serves other than Committee meetings held in conjunction with a meeting of
the full Board.   If appointed to the Board or retired during the fiscal
year, the non-employee director receives a prorated annual fee.


                                  15


    Under the Company's 1998 Nonqualified Stock Option Plan, non-employee directors automatically receive options to purchase 5,000 shares of Company Common Stock upon each re-election to the Board. The options have a term of 10 years and vest immediately. Upon initial election or appointment to the Board, new non-employee directors receive options, which vest immediately, for 5,000 shares of the Company's Common Stock prorated based on the time remaining until the next annual meeting of shareholders. Dr. Nusse, at the Executive Compensation Committee's discretion, received options to purchase 10,000 shares of the Company's Common Stock upon his appointment to the Board in fiscal 2010. The grant included the automatic pro rata grant of 3,000 shares and an additional discretionary grant of 7,000 in recognition of his qualifications, including his esteemed scientific background and experience. Half of the options vested immediately upon his appointment to the Board and the remaining 5,000 options vest on the first anniversary date of his appointment. All non-employee directors elected at the Company's 2010 Annual Meeting of Shareholders will receive options to purchase 5,000 shares of Common Stock with an exercise price equal to the fair market value on the date of the 2010 Annual Meeting.






                 EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS


Executive Compensation Committee Report

    The Executive Compensation Committee of the Board of Directors is responsible for reviewing and approving total compensation programs and levels for the Company's Chief Executive Officer and its executive officer group, which includes the named executive officers shown in the Summary Compensation Table below. The Committee's responsibilities are specified in the Executive Compensation Committee Charter.

    The Committee reviewed and discussed the Executive Compensation Discussion and Analysis below with management. Based on the Committee's review and its discussions with management, the Committee recommended to the Board of Directors that the Executive Compensation Discussion and Analysis be included in the Company's Proxy Statement for the 2010 Annual Meeting.

                                  Randolph C. Steer, M.D., Ph.D. (Chair)
                                  Howard V. O'Connell
                                  Robert V. Baumgartner
                                  John L. Higgins
                                    Members of the Executive
                                     Compensation Committee



                                 16


Overview

    The Executive Compensation Committee of the Board of Directors is responsible for establishing the compensation programs of the Company's Chief Executive Officer and other executive officers, including but not limited to the executive officers named in the summary compensation table of this Proxy Statement (the "named executive officers"). The Committee participates in the consideration and employment of prospective executive officers of the Company. The Committee also administers the Company's stock option plans and has the authority to grant options to purchase shares of the Company's Common Stock, and to determine all terms and conditions of such options.


Compensation Objectives

    The Executive Compensation Committee has designed the compensation packages of the Company's executive officers to achieve the following objectives:

    - to recruit and retain highly qualified executive officers by offering overall compensation that is competitive with that offered for comparable positions in the local market;
    - to motivate executives to achieve important business and individual performance objectives and to reward them when such goals are met; and
    - to align the interest of executive officers with the long-term interest of shareholders through participation in the Company's stock option plans.

    The Executive Compensation Committee is responsible for assuring that compensation for the executive officers is consistent with the Company's compensation philosophy. The Executive Compensation Committee reviews the compensation philosophy and trends in the local market to ensure that the executive compensation program is competitive and attracts and retains talented management, motivates the executives to achieve short term and long term corporate objectives, and aligns the motivation and interests of the executives with the interests of the Company's shareholders. The Executive Compensation Committee also administers the Company's equity-based compensation and performance-based bonus plan for the executive officers. The Executive Compensation Committee reviews and approves each executive's base pay, bonus, and equity incentives annually.

    The Committee views the various components of its compensation program as related, but distinct. Although the Executive Compensation Committee does review and consider total compensation for each executive officer as a whole, it does not believe that significant compensation derived from one component should necessarily negate or reduce compensation from other components. The Committee determines the appropriate level for each compensation component based on overall compensation objectives. The Executive Compensation Committee has not adopted any policies or guidelines for allocating compensation among the different elements of the compensation program.

    The Company's Executive Compensation Committee has not historically retained a compensation consultant in connection with its decisions and did not utilize consultants in establishing fiscal 2010 executive compensation. The Executive Compensation Committee also does not compare the compensation of the Company's executives to any industry peer group because the Company's competitors are either privately-held or subsidiaries or divisions of large publicly-held companies that have complex and substantially more generous executive compensation programs for their executive officers. Although the Executive Compensation Committee uses local comparative data from a variety of industries to evaluate base salaries and total compensation, it is not a material component of its decision-making process. This comparative data is derived from locally-published business journals and newspaper reports that annually measure and rank compensation levels of chief executive and financial officers for public companies of various industries in the Company's geographical region.

                              17

    At the beginning of each fiscal year, the Executive Compensation Committee assesses the base compensation and the potential compensation that the named executive officers could earn by achieving the Company's financial targets and their individual personal goals. As part of this assessment, the Chief Executive Officer makes recommendations to the Executive Compensation Committee regarding the base compensation to be paid to the executive officers that report to him. Such recommendations take into account internal pay equity, position within an internal compensation range, changes in responsibilities, local compensation levels for similar positions in all industries and duties and other factors the Chief Executive Officer considers important in establishing competitive compensation for the executives that report to him. Among these other factors is a philosophy that there should be a reasonable relationship between executive salaries and the average employee or mid-level manager salaries within an organization; the percentage increase in base salary for executives should not be greater than the percentage increase paid to a company's other employees; executive bonuses should be based on performance; and incentives should be long-term equity based arrangements that are tied to the long-term improvements in financial results and appreciation in the Company's stock price.

    In making the final decisions regarding the type and amount of compensation to be paid to the named executive officers, the Executive Compensation Committee not only considers the Chief Executive Officer's recommendations but also conducts an independent review of local comparative data for all industries, considers internal pay equity and responsibilities and makes its own assessment as to the type and amount of compensation to be paid.

    The Executive Compensation Committee does not target a particular percentile range for the base salaries or total compensation for the Company's named executive officers, but typically approves compensation that is conservative compared to local data among a variety of industries. The Company's compensation for its executives has been historically among the lowest among local public companies, including many that are smaller and less profitable than the Company. The Executive Compensation Committee feels that the compensation is, nevertheless, competitive due to the benefits and equity incentive plans available to all of the Company's employees. Although the Executive Compensation Committee considers the compensation levels implied by comparative data derived from locally published executive compensation reports, such comparative data is only one factor considered in the overall compensation decision-making process and is not a material factor. The Company's Chief Executive Officer waived an increase in his base compensation for fiscal years 2007 through 2009. No increase in base compensation was given to any named executive officer for fiscal 2010 as a result of a company-wide freeze on salary increases for all employees with annual salaries over $100,000.


Role of the Chief Executive Officer in Compensation Decisions

    During meetings with the Executive Compensation Committee held each year, the Company's President and Chief Executive Officer presents to the Committee recommendations regarding compensation for the executive officers (other than himself). The Committee discusses the recommendations and accepts or adjusts them, in whole or in part. The executive officers are not present during the Committee's final discussion and determination of their compensation.


Elements of the Compensation Program

    The Company's executive compensation program is comprised of base salaries, annual performance bonuses comprised of both cash and stock option components, and various benefits, including the Company's Profit Sharing and Savings Plan and Stock Bonus Plan in which all qualified employees of the Company participate. In addition, the Executive Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance. The Executive Compensation Committee typically also awards stock options upon retention of a new executive officer.

    Base salary. A competitive base salary is provided to each executive officer recognizing the skills and experience each individual brings to the Company, the length of time with the Company and the performance contributions each makes. Salaries are reviewed on an annual basis and are made in connection with annual performance reviews. In July 2010, the Executive Compensation Committee approved base salaries of $290,000 for Mr. Melsen and $185,000 for Mr. Veronneau for fiscal 2011. Mr. Oland waived an increase in his base compensation for fiscal 2011 and will again receive annual base compensation of $254,100.

                               18


    Performance-based bonus plan. Under the Company's Executive Officer's Incentive Bonus Plan put into effect for fiscal 2010, each executive officer may earn a potential cash bonus of up to 40% of his or her annual salary. The eligible cash bonus each executive officer could earn for fiscal 2010 was: Mr. Oland - $101,640, Mr. Melsen - $110,000 and Mr. Veronneau -
$67,000.   In addition to the cash bonuses, each executive officer earns stock options with a fair value equal to the amount of his cash bonus.

    The plan provides that 70% of the executive officers cash bonus is based upon the percentage of increase in consolidated revenues and net earnings from the prior fiscal year and 30% of the bonus is based upon achievement of qualitative personal goals set for each named executive officer. The Executive Compensation Committee believes this bonus plan focuses the executives on sustaining high quality revenue growth, bringing new products to market, increasing market share and expanding market presence, as well as balancing increased research and development with expense control.

    The Company's fiscal 2010 consolidated revenues and net earnings were $269 million and $ 110 million, respectively, increases of 1.93% and 4.31%, respectively, from fiscal 2009. A weighting factor of 0.5 is applied to the consolidated revenue increase and a weighting factor of 1.0 is applied to the consolidated net earnings increase in calculating the cash portion of the executive officers bonus. The Executive Compensation Committee has, therefore, determined that based on the Company's consolidated results, each executive officer earned a cash bonus of 5.28% of his base salary for fiscal 2010. As the 5.28% bonus equates to 70% of the total cash bonus for fiscal 2010, the maximum cash bonus percentage for fiscal 2010 was 7.54% (5.28% cash bonus from financial results / 70% = 7.54%). Therefore, the maximum cash bonus each executive officer could earn based on achievement of 100% of his personal goals is 2.26% of his base salary (7.54% total cash bonus less 5.28% cash bonus from financial results).

    The personal goals for the named executive officers are generally qualitative in nature and position-specific. These personal goals are established annually by the Executive Compensation Committee taking into account each executive's responsibilities at the Company and the recommendations of the Chief Executive Officer as to the executives who report to him. Following each fiscal year end, the Executive Compensation Committee assesses the achievement of the personal goals by each named executive officer, which assessment includes the recommendations of the Chief Executive Officer as to the achievement of the personal goals of the executives who report to him.

    The personal goals set for fiscal 2010 for Mr. Oland related to:

    - 	accomplishment of the Company's strategic objectives;
    - 	succession planning;
    - 	leadership development; and
    - 	personnel matters

    Mr. Oland waived any cash bonus for fiscal 2010.

    The personal goals set for fiscal 2010 for Mr. Melsen related to:

    - 	objectives within the information systems function, including transition of departmental leadership, improvement of service levels and reduction in consulting costs;
    - 	the management of BiosPacific, Inc., the Company's sales subsidiary that services diagnostic customers, including succession planning and achievement of financials goals;
    - objectives within the research and development function, including administrative support, analysis of economic opportunities and communication and enhancement of knowledge regarding Company products and processes; and
    - objectives within the accounting and finance and facilities functions, including leadership development and operational efficiencies

    The Executive Compensation Committee, with input from the Chief Executive Officer, determined that Mr. Melsen met 80% of his personal goals and, therefore, earned an additional cash bonus of 1.80% of his base salary (80% of personal goals achieved times 2.26%). Mr. Melsen's total cash bonus for fiscal 2010 was $19,478 (7.08% of his base salary of $275,000).

                                 19



    The personal goals set for fiscal 2010 for Mr. Veronneau related to the management of the Company's Hematology Division, including:

    - the achievement of division revenue and pre-tax earnings and gross margin targets of $17.5 million, $5.9 million, and 72.6%, respectively;
    -  the introduction of new hematology products;
    -  the improvement of quality control programs;
    -  regulatory compliance; and
    -  personnel matters

    The Executive Compensation Committee, with input from the Chief Executive Officer of the Company, determined that Mr. Veronneau met 83% of his personal goals and, therefore, earned an additional cash bonus of 1.87% of his base salary (83% of personal goals achieved times 2.26%). Mr. Veronneau's total cash bonus for fiscal 2010 was $11,978 (7.15% of his base salary of $167,500).

    In addition to the above cash bonuses, each executive officer earns stock options with a fair value equal to the amount of his cash bonus. The number of options each executive officer receives is calculated based on his cash bonus divided by the fair value of the options on the date of grant, calculated in accordance with FASB ASC Topic 718. The stock option grant date is the date the Executive Compensation Committee determines the officer's cash bonus amount based on financial results and the achievement of individual qualitative personal goals. The stock options vest immediately with an exercise price equal to the closing price of the Company's stock on the date of grant. The stock options earned for fiscal 2010 were granted to the executive officers on July 30, 2010 under the Company's 1997 Incentive
Stock Option Plan and 1998 Nonqualified Stock Option Plan.   The fair value
of the stock options on the grant date was determined to be $9.35 per share. Therefore, Mr. Melsen was granted stock options for 2,083 shares of stock ($19,478 cash bonus divided by $9.35) and Mr. Veronneau was granted stock options for 1,281 shares of stock ($11,978 cash bonus divided by $9.35). The exercise price of the stock options are $58.40 per share.

    Other compensation. The Company provided medical and insurance benefits to its executive officers, which are the same as those generally available to all Company employees. The Company has a Profit Sharing and Savings Plan and a Stock Bonus Plan in which all qualified employees, including executive officers, participate subject to statutory limitations on contributions for highly compensated individuals. The amount of the Company's contribution to the plans is based on the increase in revenues and after tax earnings from the prior fiscal year. For fiscal 2010, the profit sharing percentage was approximately 1.70%. The Company contributed to each of the Profit Sharing and Savings Plan and the Stock Bonus Plan an amount equal to 0.85% of total gross wages, respectively. The contribution to the Stock Bonus Plan is in the form of Company common stock. The Company does not provide any other significant perquisites or executive benefits to its named executive officers.


Accounting and Tax Treatment

    The Company accounts for equity-based compensation paid to employees under FASB ASC Topic 718, which requires the Company to estimate and record an expense over the service period of an option award. Thus, the Company may record an expense in one year for awards granted in earlier years.
Accounting rules also requires the recording of cash compensation as an expense at the time the obligation is accrued.

    Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company's chief executive officer and three other most highly-paid executive officers (other than its chief financial officer). Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. Because the potential amount of base salary and non-equity-based incentive compensation that the executive officers can earn is less than $1 million, Section 162(m) has not been material to the Executive Compensation Committee decisions.

                               20


Summary Compensation Table

    The named executive officers received the following compensation for the fiscal years ended June 30, 2010, 2009 and 2008:

                                              Non-Equity
                                              Incentive    All Other
Name and           Fiscal           Option    Plan Com-    Compen-
Principal Position  Year  Salary(1) Awards(2) pensation(3) sation(4)  Total
------------------ ------ --------- --------- ------------ --------  --------
Thomas E. Oland,    2010   $254,100 $    0(5)  $     0(5)  $  4,156  $258,256
President and CEO   2009    254,100      0(5)        0(5)     7,772   261,872
                    2008    254,100      0(5)        0(5)    35,878   289,978

Gregory J. Melsen,  2010    275,000  350,078(6)   19,478      4,156   648,712
Vice President -    2009    275,000    2,150(7)   12,705(7)   7,772   297,627
Finance and CFO     2008    260,000   12,981      47,320     35,878   356,179

Marcel Veronneau,   2010    167,500  122,178(6)   11,978      3,365   305,021
Vice President -    2009    167,500    5,231      30,887      6,964   210,582
Hematology          2008    160,000    8,385      30,560     30,112   229,057
Operations

----------
(1) Includes amounts deferred under the Company's Profit Sharing and Savings Plan, a qualified deferred compensation plan under section 401(k) of the Internal Revenue Code.

(2) Amounts shown above represent the total fair value of equity-based compensation for stock option awards earned in the respective fiscal year under the Company's Executive Officer's Incentive Bonus Plan and other stock options awards granted during the respective fiscal year. Stock options earned under the Executive Officer's Incentive Bonus Plan are granted in the following fiscal year. The fair value of the stock options is determined pursuant to ASC Topic 718. Assumptions used in the calculation of the fair value of the stock options are described in Note I to the Company's audited financial statements for the fiscal year ended June 30, 2010, included in the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on August 27, 2010.

(3) Represents cash bonuses earned under the Company's Executive Officer's Incentive Bonus Plan in the respective fiscal year that were determined and paid in the subsequent fiscal year.

(4) For each individual the amounts for fiscal 2010 and 2009 reflect profit sharing for fiscal 2010 and 2009, respectively, contributed in the following fiscal year to the Profit Sharing and Savings Plan (as to one-half) and contributed in the following fiscal year to the Stock Bonus Plan in the form of shares of the Company's Common Stock (as to one-half). For each individual the amount for fiscal 2008 reflects profit sharing for fiscal 2008 contributed in fiscal 2009 to the Profit Sharing and Savings Plan (as to one-third) contributed in fiscal 2009 to the Stock Bonus Plan in the form of shares of the Company's Common Stock (as to one-third), and paid in cash in fiscal 2009 (as to one-third).

(5) Mr. Oland waived his cash and stock option bonus under the Company's Executive Officer's Incentive Bonus Plan.

(6) Includes the fair value of stock options granted in April, 2010 to Mr. Melsen (30,000 shares at a fair value of $330,600) and Mr. Veronneau (10,000 shares at a fair value of $110,200), The options for Mr. Melsen vest 25% in each of fiscal 2011-2014 and the options for Mr. Veronneau vest 50% in each of fiscal 2011 and 2012.

(7) Mr. Melsen waived approximately 74% of his earned bonus, or that portion of his bonus relating to the achievement of corporate financial objectives.

                                  21


Grants of Plan-Based Awards

     The following table sets forth certain information with respect to grants of plan-based awards for the named executive officers earned in fiscal 2010 under the Company's Executive Officer's Incentive Bonus Plan.



                                                                                         Exercise
                                                                                         or Base  Grant
                               Estimated Payouts Under       Estimated Payouts Under     Price of Date
                                 Non-Equity Incentive            Equity Incentive        Option   Fair
                                    Plan Awards (1)             Plan Awards (#) (2)      Awards   Value of
                  Grant   ------------------------------ ------------------------------- (per     Option
Name              Date    Threshold Target(3) Maximum(4) Threshold Target(3) Maximum (4)  share)  Awards
----------------- ------- --------- --------- ---------- --------- --------- ----------- -------- --------
Thomas E. Oland             $0       $50,820   $101,640
                  7/30/10                                     0        5,435      10,870     --       --

Gregory J. Melsen            0        52,000    110,000
                  7/30/10                                     0        5,882      11,764   $58.40  $19,478

Marcel Veronneau             0        33,500     67,000
                  7/30/10                                     0        3,422       6,845    58.40   11,978


-----------
(1) Represents potential cash bonuses earned under the Company's Executive Officer's Incentive Bonus Plan for fiscal 2010 to be paid in fiscal 2011. The actual amounts paid under such plan were: Mr. Oland - $0 (waived); Mr. Melsen - $19,478; Mr. Veronneau - $11,978.

(2) Represents potential stock options earned under the Company's Executive Officer's Incentive Bonus Plan for fiscal 2010 which were granted in fiscal 2011. The grant date fair value calculated in accordance with ASC Topic 718 was $9.35 per share. The actual number of options granted was: Mr. Oland - 0 (waived); Mr. Melsen - 2,083; Mr. Veronneau - 1,281.

(3) The payout under the Company's Executive Officer's Incentive Bonus Plan is targeted at cash of 20% of base salary and fair value of stock options of 20% of base salary, or 50% of the maximum under the plan.

(4) Maximum payout under the Executive Officer's Incentive Bonus Plan is cash of 40% of base salary and fair value of options of 40% of base salary.

                                22


Outstanding Equity Awards at Fiscal Year-End

    The following table shows all outstanding stock options held by the named
executive officers on June 30, 2010.   The Company has not granted any stock
awards.

                             Number of    Number of
                             Securities   Securities
                             Underlying   Underlying
                             Unexercised  Unexercised    Option    Option
                             Options      Options        Exercise  Expiration
Name                         Exercisable  Unexercisable  Price     Date
---------------------------  -----------  -------------  --------  ----------

Thomas E. Oland                     0              0

Gregory J. Melsen                 426              0      $51.60    8/17/2012
                                1,012              0       49.43    7/26/2013
                                  783              0       56.83    7/26/2014
                               25,000              0       39.53   12/16/2014
                                  596              0       79.41    7/24/2015
                                  203              0       62.46    7/23/2016
                                    0         30,000(1)    66.25    4/29/2017

Marcel Veronneau                  670              0       33.85    8/13/2010
                               15,000              0       37.01   11/30/2010
                                  505              0       40.47    7/08/2011
                                  475              0       51.60    8/17/2012
                                  567              0       49.43    7/26/2013
                                  510              0       56.83    7/26/2014
                                  385              0       79.41    7/24/2015
                                  494              0       62.46    7/23/2016
                                    0         10,000 (2)   66.25    4/29/2017
----------
(1)  Options vest 7,500 on each of April 30, 2011, 2012, 2013 and 2014.
(2)  Options vest 5,000 on each of April 30, 2011 and 2012.


Option Exercises

    No options were exercised by the named executive officers during fiscal
2010.


Employment Contracts and Change in Control Arrangements

    The Company has an employment agreement effective through June 30, 2014 with Mr. Melsen. The agreement provides for a base salary subject to annual review, bonuses as described above, benefits as provided to all employees and severance compensation under certain circumstances. The severance payment is triggered if employment with the Company is terminated in connection with a merger, sale, or change in control of the Company. A "change in control" means the acquisition in one or more transactions by a single party, or any number of parties acting in concert, of a majority of the outstanding shares of voting stock of the Company. The severance compensation is a lump sum amount equal to the base salary and cost of benefits which would otherwise have been paid under the terms of the employment agreement had the agreement continued to be enforced for twelve months from the date of termination and a pro-rata portion of the management incentive bonus he would have been entitled to, if any, during the fiscal year in which termination occurred provided he executes and does not rescind a release agreement.

                                23


    The Company had a formal employment agreement effective through June 30,
2010 with Mr. Veronneau.    There are no written employment agreements with
Mr. Oland.

    For each named executive officer, the estimated amount of potential payments at June 30, 2010, assuming the executive's employment terminates in connection with a merger, sale or change in control of the Company is as follows:

                      Cash
Name                  Severance    Other (1)
--------------------  ---------    ---------

Thomas E. Oland       $       0    $       0
Gregory J. Melsen       275,000       19,400
Marcel Veronneau              0            0

----------

(1)  Consists of medical, dental, disability and life insurance premiums.






                           AUDIT MATTERS

Audit Committee Report

    The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

    - reviewed and discussed the audited financial statements with management;

    - discussed with the Company's independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended;

    - received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence; and

    - discussed with the independent registered public accounting firm the independent public accounting firm's independence.

    Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission.

                                   Robert V. Baumgartner, C.P.A. (Chair)
                                   Howard V. O'Connell
                                   Randolph C. Steer, M.D., Ph.D.
                                   John L. Higgins
                                    Members of the Audit Committee


                                  24


Independent Registered Public Accountants

    KPMG LLP acted as the Company's independent registered public accounting firm for fiscal 2010 and 2009. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions. The appointment of an independent registered public accounting firm for the fiscal 2011 has not yet been made, but will be made on or near the date of the Annual Meeting.


Audit Fees

    The following fees were paid or payable to KPMG LLP for the fiscal years ended June 30, 2010 and 2009:

                        2010         2009
                      --------     --------

Audit Fees            $433,000     $472,000
Audit-Related Fees           0            0
Tax Fees               188,000       86,000
All Other Fees               0       10,000

    "Audit Fees" are for professional services rendered and expenses incurred for the audit of the Company's annual financial statements and review of financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit fees also included fees incurred for the audit of the effectiveness of internal control over financial reporting.

    "Tax Fees" included fees for services provided and expenses incurred in connection with preparation of the Company's tax returns in the United States and the United Kingdom and inquiries and audits related to such returns. Tax fees for fiscal 2010 included approximately $96,000 for several tax related consulting projects.

    "All Other Fees" in fiscal 2009 were for a computer forensic audit.


Pre-Approval Policies and Procedures

    Pursuant to its written charter, the Audit Committee of the Company's Board of Directors is required to pre-approve the audit and non-audit services performed by the Company's independent registered public accounting firm in order to assure that the provision of such services does not impair the firm's independence. Annual tax services are reviewed and approved by the Audit Committee prior to the commencement of such services. The Audit Committee has authorized Company officers to engage KPMG LLP in permitted non-audit and tax services that involve less than $25,000 in fees in the aggregate. Such services are approved quarterly by the Audit Committee. All of the services rendered by KPMG LLP in fiscal 2010 and 2009 were pre-approved by the Audit Committee.

                                   25



                  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

    To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2010, all Section 16(a) filing requirements applicable to Insiders were met.


                         SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2011 Annual Meeting must be received by the Company at its offices by May 19, 2011 to be eligible for inclusion in the Company's Proxy Statement and related Proxy for the 2011 Annual Meeting. For a discussion of policies and procedures related to shareholder recommendations of candidates for director, please see the section on the Nominations and Governance Committee discussed previously under Directors' Meetings and Committees.

    Also, if a shareholder proposal intended to be presented at the 2011 Annual Meeting but not included in the Company's Proxy Statement and Proxy is received by the Company after August 2, 2011, then management named in the Company's Proxy for the 2011 Annual Meeting will have discretionary authority to vote the shares represented by such Proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.


                           OTHER BUSINESS

    The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                          ANNUAL REPORT

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2010, including consolidated financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy-soliciting material.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2010, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO PRESIDENT, TECHNE CORPORATION, 614 MCKINLEY PLACE N.E., MINNEAPOLIS, MINNESOTA 55413.

Dated:  September 16, 2010
        Minneapolis, Minnesota


                                 APPENDIX A

                            TECHNE CORPORATION
                         2010 EQUITY INCENTIVE PLAN

                                 SECTION 1.
                                DEFINITIONS

    As used herein, the following terms shall have the meanings indicated below:

     (a) "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

     (b)  "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

     (c) "Award" shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

     (d) "Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

       (i) Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

       (ii) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

       (iii) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(d)(iii), "gross value" means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

       (iv) Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

    For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Internal Revenue Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

     (e) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(e), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code
Section 162(m) and the regulations issued thereunder.

     (f) The "Company" shall mean Techne Corporation, a Minnesota corporation.

     (g) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

     (h) The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (i) "Option" means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

     (j) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (k) The "Participant" means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer of, the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

     (l) "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

     (m) "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as "performance-based compensation" under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity,
(v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

     (n) "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

     (o) "Performance Share" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (p) "Performance Unit" shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (q) The "Plan" means the Techne Corporation 2010 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

     (r) "Restricted Stock Award" or "Restricted Stock Unit Award" shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.

     (s) "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 15).

     (t) "Stock Appreciation Right" shall mean a grant pursuant to Section 13 hereof.

     (u) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.



                                SECTION 2.
                                 PURPOSE

    The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

    It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of "nonqualified stock options" pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Awards may be granted prior to the date this Plan is approved by the shareholders of the Company; provided, however, that any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period.


                                SECTION 3.
                         EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.


                                SECTION 4.
                             ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

    No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                SECTION 5.
                               PARTICIPANTS

    The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor is a natural person, renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Awards, including incentive stock options, shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.


                               SECTION 6.
                                 STOCK

    The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. The maximum aggregate number of shares of Stock reserved and available for Awards under the Plan is Three Million (3,000,000); provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

    Notwithstanding anything in the Plan to the contrary, for any Awards granted under the Plan that are intended to qualify as "performance-based compensation" under Code Section 162(m), the following limits will apply:

     (a) In no event shall a Participant be granted Options or Stock Appreciation Rights during any fiscal year of the Company covering in the aggregate more than One Hundred Thousand (100,000) shares of Stock, subject to adjustment as provided in Section 15; provided, however, that a share of Stock subject to a Stock Appreciation Right that is granted in tandem with an Option shall count as one share against this limitation.

     (b) In no event shall a Participant be granted Restricted Stock Awards or, to the extent payable in or measured by the value of shares of Stock, Restricted Stock Unit Awards during any fiscal year of the Company covering in the aggregate more than One Hundred Thousand (100,000) shares of Stock, subject to adjustment as provided in Section 15.

     (c) To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than One Hundred Thousand (100,000) shares of Stock, subject to adjustment as provided in
Section 15.


                               SECTION 7.
                            DURATION OF PLAN

    Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.


                              SECTION 8.
                               PAYMENT

    Participants may pay for shares upon exercise of Options granted pursuant to this Plan (i) in cash, or with a personal check or certified check, (ii) by the transfer from the Participant to the Company of previously acquired shares of Common Stock, (iii) through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise, or (v) by a combination thereof. Any stock tendered as part of such payment shall be valued at such stock's then-current Fair Market Value, or such other form of payment as may be authorized by the Administrator. In the event the Optionee elects to pay the exercise price in whole or in part with previously acquired shares of Common Stock or through a net share settlement, the Fair Market Value of the shares of Stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time, if any, as may be required by generally accepted accounting principles.

    With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                             SECTION 9.
             TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

    Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

    The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.
The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the later of (i) the date the incentive stock option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other "incentive stock option" plans of the Company, any "subsidiary" of the Company within the meaning of Code Section 424(f), and any "parent corporation" of the Company within the meaning of Code
Section 424(e)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an incentive stock option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(f), such acceleration shall be of full force and effect but the number of shares of Stock that exceed such limit shall be treated as having been granted pursuant to a nonqualified stock option; and provided, further, that the limits imposed by this Section 9(f) shall be applied to all outstanding incentive stock options (under the Plan and any other "incentive stock option" plans of the Company, any "subsidiary" of the Company within the meaning of Code Section 424(f), and any "parent corporation" of the Company within the meaning of Code
Section 424(e)), in chronological order according to the dates of grant.

     (g)  Other Provisions.  The Option Agreement authorized under this
Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in
Section 422 of the Internal Revenue Code or to conform to any change therein.


                                 SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

    Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.
The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Transferability. A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

     (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of
(i) the date the nonqualified stock option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Automatic Granting to Non-Employee Directors. Each non-employee director who, on and after the date this Plan is approved by the Company's shareholders, is elected or re-elected as a director of the Company or, in the event the Company adopts staggered terms for its directors, whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 5,000 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such election, re-election or shareholder meeting; provided however, that if such non-employee director is elected other than by shareholders at an annual meeting, the number of shares subject to the option shall be determined by multiplying 5,000 by a fraction, the numerator of which is the number of months until the next regular annual meeting of shareholders and the denominator of which is 12. Options granted pursuant to this subsection (f) shall be immediately exercisable in full.

     (g)  Other Provisions.  The Option Agreement authorized under this
Section 10 shall contain such other provisions as the Administrator shall deem advisable.



                               SECTION 11.
            RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

    Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

     (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

     (c)  Issuance of Shares; Rights as Shareholder.

       (i) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

       (ii) With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (e) Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

     (f) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.


                            SECTION 12.
                        PERFORMANCE AWARDS

    Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

     (b) Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

       (i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

       (ii) one or more Performance Objectives established by the Administrator;

       (iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

       (iv) the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

       (v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

    (c) Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

    (d) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

    (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

    (f) Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.


                               SECTION 13.
                          STOCK APPRECIATION RIGHTS

    Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

     (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

     (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

     (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (f) Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.


                              SECTION 14
                     PERFORMANCE-BASED COMPENSATION

    The Committee may specify that an Award or a portion of an Award is intended to satisfy the requirements for "performance-based compensation" of Code Section 162(m); provided that, notwithstanding anything in this Plan to the contrary, the performance criteria for such Award or portion of an Award (either, a "Section 162(m) Award") shall be a measure based on one or more Performance Objectives selected by the Committee and established on or before the time required to qualify such Performance Objective as a "preestablished goal" under Code Section 162(m) and the regulations issued thereunder. The Committee shall certify the extent to which any Performance Objective has been satisfied, and the amount payable as a result thereof, prior to the payment, settlement or vesting of any Award that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m). In determining the amounts earned by a Participant pursuant to a Section 162(m) Award, the Committee, in its discretion, will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance on a formula or discretionary basis, or any combination thereof.

    Notwithstanding anything in this Plan to the contrary, if the vesting, settlement or payment of any Award intended to be a Section 162(m) Award is accelerated by reason of the Participant's termination of employment for any reason other than death, disability or a Change of Control, such Award will not be deemed to be "performance-based compensation" for purposes of Code
Section 162(m) to the extent prohibited by Code Section 162(m), or the regulations, notices and other guidance of general applicability issued thereunder.


                              SECTION 15.
                RECAPITALIZATION, SALE, MERGER, EXCHANGE
                            OR LIQUIDATION

    In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change.
Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

    Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

     (a) the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

     (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

     (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Change of Control, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(c);

     (d) that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change of Control, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 15(d);

     (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such Change of Control and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control; and

     (f) the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Change of Control and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control.

     (g) the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Change of Control.

    The Board may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                             SECTION 16.
                          INVESTMENT PURPOSE

    No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

    As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

     (c) In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

    The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.


                              SECTION 17.
                         AMENDMENT OF THE PLAN

    The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 15 hereof,
(ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422.
Notwithstanding anything in the Plan to the contrary, the Board may amend this Plan to the extent necessary or desirable to comply with the requirements of Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.


                            SECTION 18.
                  NO OBLIGATION TO EXERCISE OPTION

    The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.




                        TECHNE CORPORATION

              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints THOMAS E. OLAND and KATHLEEN BACKES, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Techne Corporation registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, October 28, 2010 at 3:30 p.m. Central Daylight Time, at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, and at all adjournments of such meeting. If you need directions to the Annual Meeting, please contact Techne Corporation at 612-379-8854.

    The undersigned hereby revokes all proxies previously granted with respect to such meeting.



The Board of Directors recommends that you vote FOR the following proposals:

(1)     To set the number of Directors at nine:

        [     ] FOR	    [    ] AGAINST		 [   ] ABSTAIN

(2)     To elect Directors: [ ] FOR ALL  [ ] WITHHOLD ALL    [ ] FOR ALL  EXCEPT

               Nominees:

        1)  Thomas E. Oland
        2)  Roger C. Lucas PhD
        3)  Howard V. O'Connell
        4)  Randolph C Steer MD PhD
        5)  Robert V. Baumgartner
        6)  Charles A. Dinarello MD
        7)  Karen A. Holbrook PhD
        8)  John L. Higgins
        9)  Roeland Nusse PhD


   (To withhold authority to vote for any individual nominee(s), mark "For All
    Except" and write the name(s) of the nominee on the line below.)


    __________________________________________________________________________


(3)     To approve the Company's 2010 Equity Incentive Plan.

(4) Other matters: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.


    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

Date_________________________, 2010

                                    _________________________________________

                                    _________________________________________
                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate official position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.




  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
                    MEETING TO BE HELD ON OCTOBER 28, 2010:

       The Proxy Statement and 2010 Annual Report to Shareholders are
                        available at  www.proxyvote.com

                  You may vote your proxy at www.proxyvote.com